UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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VICTORIA’S SECRET & CO.

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 Your control number   Your vote matters!  Meeting Materials: Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K  Important Notice of Internet Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 11, 2026 For Stockholders of Record as of April 15, 2026  To order paper materials, use one of the following methods.  Internet: www.investorelections.com/VSCO  Call:  1-866-648-8133  Email: paper@investorelections.com  * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.  Have the 12 digit control number located in the box above available when you access the website and follow the instructions.  SEE REVERSE FOR FULL AGENDA  Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved  Victoria's Secret & Co.  Annual Meeting of Stockholders  Thursday, June 11, 2026 8:30 AM, Eastern Time  Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/VSCO for more details.  You must register to attend the meeting online and/or participate at www.proxydocs.com/VSCO  For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/VSCO  To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.  Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.  If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 1, 2026.  P.O. BOX 8016, CARY, NC 27512-9903

 PROPOSAL  To elect ten directors to serve until the 2027 annual meeting of stockholders;  Donna James  Irene Chang Britt  Sarah Davis  Jacqueline Hernández  Rod Little  David McCreight  Mariam Naficy  Lauren Peters  Anne Sheehan  1.10 Hillary Super  2.  To approve, on an advisory basis, the compensation of our named executive officers;  3.  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026; and  4.  To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3  Victoria's Secret & Co. Annual Meeting of Stockholders